Exhibit 99.2

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement dated as of December 21, 2007 (the “Agreement”) is entered into by and among The First Marblehead Corporation, a Delaware corporation (the “Company”), GS Parthenon A, L.P., a Delaware limited partnership (“GSA”), GS Parthenon B, L.P., a Delaware limited partnership (“GSB” and, together with GSA, the “GS Entities”), and the individuals and entities listed on Exhibit A attached hereto (excluding the GS Entities, the “Original Holders” and, together with the GS Entities, the “Holders”).

RECITALS

A.            The Company and the Original Holders that continue to hold Registrable Shares desire to amend the Registration Rights Agreement dated as of November 3, 2004 (the “Original Agreement”) by and among the Company and the Original Holders.

B.            This Agreement amends the Original Agreement in accordance with the provisions of Section 4.6 of the Original Agreement.

C.            The Company and the Holders deem it in their respective best interests to enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.             Certain Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliated Party” means, with respect to any Holder, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Holder, including, without limitation, any general partner, officer or director of such Holder and any entity now or hereafter existing which is controlled by one or more general partners of, or shares the same management company as, such Holder; provided, that no Holder shall be deemed an Affiliate of the Company or any Company Subsidiary for purposes of this Agreement.

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, $.01 par value per share, of the Company.

“Company” has the meaning ascribed to it in the introductory paragraph hereto.

“Company Sale” means a merger or consolidation in which the Company is a constituent party and is not the surviving or resulting corporation, except in the case of any such merger or consolidation involving the Company in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock which represent, immediately following such merger or consolidation, more than 50 percent by voting power of the capital stock of (A) the surviving or resulting corporation or (B) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation.

“Company Subsidiary” means any corporation, partnership, securitization trust, limited liability company or other non-corporate business enterprise in which the Company (or another Company Subsidiary) holds stock or other ownership interests representing (a) more than 50 percent of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50 percent of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“GS Entity” has the meaning ascribed to it in the introductory paragraph hereto.

“GSA” has the meaning ascribed to it in the introductory paragraph hereto.

“GSB” has the meaning ascribed to it in the introductory paragraph hereto.

“Holder” has the meaning ascribed to it in the introductory paragraph hereto.

“Initiating Holders” means the Holders initiating a request for registration pursuant to Section 2.1(a).

“Investment Agreement” means the Investment Agreement, dated as of the date hereof, between the Company and the GS Entities.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Shares.

“Original Agreement” has the meaning ascribed to it in the recitals hereto.

“Original Holder” has the meaning ascribed to it in the introductory paragraph hereto.

“Other Holders” means holders of securities of the Company (other than the Holders) who are entitled, by contract with the Company, to have securities included in a Registration Statement.

“Other Shares” has the meaning ascribed to it in Section 2.1(c).

“Person” shall mean any individual, corporation, association, partnership, group (as defined in Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder), joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, any Issuer Free Writing Prospectus related thereto, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Shares” means (a) the shares of Common Stock held as of the date hereof or subsequently acquired by the Holders, (b) the shares of Common Stock into which any securities held as of the date hereof or subsequently acquired by the Holders are convertible or exerciseable, and (c) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (ii) upon any transfer in any manner to a person or entity that is not entitled, pursuant to Section 3, to the rights under this Agreement or (iii) at such time as they become eligible for sale pursuant to Rule 144(k) under the Securities Act.

“Registration Expenses” has the meaning ascribed to it in Section 2.5(b).

“Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Selling Stockholder” means any Holder owning Registrable Shares included in a Registration Statement.

2.             Registration Rights.

2.1           Required Registrations.

(a)           At any time, a Holder or Holders holding Registrable Shares may request, in writing, that the Company effect the registration on Form S-3 (or any successor form relating to secondary offerings) of Registrable Shares either (i) having an aggregate value of at least $50,000,000 (based on the public market price on the date of such request) or (ii) totaling no less than 5,000,000 Registrable Shares, provided that the Company is under no obligation to effect a registration requested by the GS Entities prior to June 21, 2008.  To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act), a “Registration Statement” shall be deemed to refer to an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) on Form S-3.  The Holders requesting that the Company effect the registration are referred to herein as the “Initiating Holders.”

(b)           Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Holders.  Such Holders shall have the right, by giving written notice to the Company within 10 days after receipt of such notice from the Company, to elect to have included in such registration such number of Registrable Shares as such Holders may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2.1(c), provided that the Company is under no obligation to include in a registration statement filed pursuant to this Section 2.1 Registrable Shares held by the GS Entities prior to June 21, 2008.  In the event that the Company does not receive a written notice of election from a Holder within such 10-day period, such Holder will have waived its right to have any Registrable Shares included in such registration.  At the end of such 10-day period, the Company shall, as expeditiously as possible, use its best efforts to effect the registration of all Registrable Shares that the Company has been requested to so register; provided, however, the Company will only be obligated to effect such registration on Form S-3 (or any successor form).

(c)           If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a), and the Company shall include such information in its written notice referred to in Section 2.1(b).  In such event, (i) the right of any Holder to include its Registrable Shares in such registration shall be conditioned upon such Holder’s participation in such underwriting on the terms set forth herein, and (ii) all Holders including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering; provided, that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Holders materially greater than the obligations of the Holders pursuant to Section 2.4 below.  The Holders of a majority of the Registrable Shares participating in such underwritten offering shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a), provided, that such managing underwriter(s) are reasonably acceptable to the Company.  If any Holder who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Holder may elect, by written notice to the Company, to withdraw its Registrable Shares from such Registration Statement and underwriting.  If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Shares to be included in the Registration Statement and underwriting shall be allocated among all Holders requesting registration pro rata, as nearly as practicable, to the respective number of Registrable Shares held by them on the date of the request for registration made by the Initiating Holders pursuant to Section 2.1(a).  If any Holder would thus be entitled to include more Registrable Shares than such Holder requested to be registered, the excess shall be allocated among other requesting Holders pro rata in the manner described in the preceding sentence.

If the Company desires that any other officers or directors of the Company holding securities of the Company be included in any registration for an underwritten offering requested pursuant to this Section 2.1(c) or if Other Holders request such inclusion, the Company may include the securities of such officers, directors and Other Holders (such securities, “Other Shares”) in such registration and underwriting on the terms set forth herein applicable to the Holders; provided, that all Registrable Shares requested for inclusion by Holders in such registration are being included, and provided further that if either of the GS Entities are included in the Other Holders, the Company will be under no obligation to include Registrable Shares of either such entity in such registration and underwriting prior to June 21, 2008.  If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of Other Shares to be underwritten, the Other Shares shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and shall be allocated pro rata, as nearly as practicable, to the respective number of Other Shares held by such officers and directors and Other Holders on the date of the request for registration made by the Initiating Holders pursuant to Section 2.1(a).  If any such officers and directors and Other Holders would thus be entitled to include more shares than such stockholder requested to be registered, the excess shall be allocated among the other participating officers and directors and Other Holders pro rata in the manner described in the preceding sentence.  If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

(d)           The Company shall not be required to effect more than four registrations pursuant to Section 2.1(a); provided, that notwithstanding any other provisions in this Agreement, the GS Entities shall be entitled to request that the Company effect no fewer than two registrations pursuant to Section 2.1(a).  For purposes of this Section 2.1(d), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company that is made known to the Holders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4) and has remained effective for 360 days (or such shorter period as all the Registrable Shares included in such registration have actually been sold thereunder).  In addition, if within 60 days after it has become effective, the offering of Registrable Shares pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not counted unless prior to such interference more than 66⅔% of the Registrable Shares included in such registration statement have actually been sold thereunder.  For purposes of this Section 2.1(d), a Registration Statement shall not be counted if, as a result of an exercise of the underwriter’s cut-back provisions, less than 50 percent of the total number of Registrable Shares that Holders have requested to be included in such Registration Statement are so included.

(e)           Not more than once in any 12-month period, the Company may postpone for a reasonable period, not to exceed an aggregate of 90 days, the filing or the effectiveness of a Registration Statement pursuant to Section 2.1(a), if the Company determines reasonably and in good faith that such filing would have a material adverse effect on any proposal or plan by the Company to engage in any significant transaction; provided, that in such event the Initiating Holders will be entitled to withdraw such request and, if such request is withdrawn, such request will not count as a registration request for purposes of Section 2.1(d) above. The Company may postpone for up to 45 days the filing or the effectiveness of a Registration Statement requested pursuant to Section 2.1(a) for the purpose of preparing audited financial statements, if such statements are required for such registration.

2.2           Incidental Registrations.

(a)           Subject to Section 2.2(b), each time the Company shall determine to file a Registration Statement under the Securities Act in connection with the proposed offer and sale for cash of any equity securities (other than (i) debt securities that are convertible into equity securities and (ii) shares of Common Stock (A) to be issued solely in connection with the acquisition of any Person or the assets of any Person, (B) issuable upon the exercise of grants under stock-based incentive plans, or (C) issuable pursuant to employee benefits plans, including employee stock purchase plans) either by it or by any holders of its outstanding equity securities (a “Requesting Holder”), the Company will give prompt written notice of its determination to each Holder and of such Holder’s rights under this Section 2.2(a), at least ten (10) days prior to the anticipated filing date of such Registration Statement.  Upon the written request of each Holder made within five (5) days after the receipt of any such notice from the Company (which request shall specify the Registrable Shares intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Shares which the Company has been so timely requested to register by the Holders thereof (provided that the Company will be under no obligation to include in such registration statement filed pursuant to this Section 2.2(a) Registrable Shares of the GS Entities prior to June 21, 2008), to the extent required to permit the disposition of the Registrable Shares so to be registered; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company or the Requesting Holder, as applicable, shall determine for any reason not to proceed with the proposed registration of the securities to be sold by the Company or the Requesting Holder, as applicable, the Company may, at its election, give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten public offering, all Holders of Registrable Shares requesting to be included in the Company’s registration must sell their Registrable Shares to the underwriters on the same terms and conditions as apply to the Company or the Requesting Holder, as applicable, with such differences, including any with respect to indemnification, as may be customary or appropriate in combined primary and secondary offerings.  No registration effected under this Section 2.2(a) shall relieve the Company of its obligations to effect registrations upon request pursuant to the terms and subject to the conditions of Section 2.1.  Any Holder shall have the right to withdraw its request for inclusion of its Registrable Shares in any Registration Statement pursuant to this Section 2.2(a) by giving written notice to the Company of its request to withdraw; provided, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Shares in the registration as to which such withdrawal has been made.

(b)           If a registration pursuant to this Section 2.2 involves an underwritten public offering and the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of securities to be underwritten, then the Registrable Shares that the Holders have requested to be included in such registration pursuant to Section 2.2(a) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter and shall be allocated pro rata, as nearly as practicable, among all requesting Holders on the basis of the relative number of Registrable Shares owned by such Holders on the date notice of the registration is provided pursuant to Section 2.2(a).

2.3           Registration Procedures.

(a)           If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

(i)            file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

(ii)           as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the Prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 12 months from the effective date or such lesser period until all such Registrable Shares are sold;

(iii)          if at any time when a Prospectus relating to the Registrable Shares is required to be delivered under the Securities Act any event shall have occurred as the result of which any such Prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, promptly give written notice thereof to each Holder and the managing underwriter, if any, of such Registrable Shares and prepare and furnish to each such Holder a reasonable number of copies of an amended or supplemental Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(iv)          as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

(v)           as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholders; provided, however, that the Company shall not be required in connection with this paragraph (v) to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to amend its certificate of incorporation or by-laws in a manner that the Board of Directors of the Company determines is inadvisable;

(vi)          as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(vii)         promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;

(viii)        promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(ix)           in the case of an underwritten offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(x)            take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(xi)           use its reasonable best efforts to ensure that at the time of pricing of any offering, the disclosure available to investors will includes all of the information required by Sections 12(a)(2) and 17(a)(2) of the Securities Act;

(xii)          notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

(xiii)         as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

(b)           Each Holder of Registrable Shares hereby agrees that, upon receipt of any notice from the Company of the happening of any event of the type described in Section 2.3(a)(iii), such Holder shall forthwith discontinue disposition of such Registrable Shares covered by such Registration Statement or related Prospectus until such Holder’s receipt of the copies of the supplemental or amended Prospectus contemplated by Section 2.3(a)(iii), and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares at the time of receipt of such notice.  In the event the Company shall give any such notice, the period mentioned in Section 2.3(a)(ii) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.3(a)(iii) and including the date when such Holder shall have received the copies of the supplemental or amended Prospectus contemplated by Section 2.3(a)(iii).  If for any other reason the effectiveness of any Registration Statement filed pursuant to Section 2.1 is suspended or interrupted prior to the expiration of the time period regarding the maintenance of the effectiveness of such Registration Statement required by Section 2.3(a)(ii) so that Registrable Shares may not be sold pursuant thereto, the applicable time period shall be extended by the number of days equal to the number of days during the period beginning with the date of such suspension or interruption to and ending with the date when the sale of Registrable Shares pursuant to such Registration Statement may be recommenced.

(c)           Each Holder hereby agrees to provide the Company, upon receipt of its request, with such information about such Holder to enable the Company to comply with the requirements of the Securities Act and to execute such certificates as the Company may reasonably request in connection with such information and otherwise to satisfy any requirements of law.

2.4           Indemnification and Contribution.

(a)           Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, each member, limited or general partner thereof, each member, limited or general partner of each such member, limited or general partner, each of their respective Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities (or actions or proceedings in respect thereof) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act (including any final, preliminary or summary Prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or Issuer Free Writing Prospectus related thereto, or any documents incorporated by reference therein), (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary

Prospectus in light of the circumstances under which they were made) not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; provided, that the Company shall not be liable to any particular indemnified party (i) to the extent that any such Loss arises out of or is based upon an untrue statement or omission made in any such Registration Statement or other document in reliance upon and in conformity with information furnished to the Company, in writing, by such indemnified party specifically for use in the preparation thereof, or (ii) to the extent that such Loss arises solely as a result of the use by an indemnified party of a Prospectus after receipt of notice from the Company has been received of the happening of an event described in Section 2.3(a)(iii), as further described in Section 2.3(b) hereof.  This indemnity shall be in addition to any liability the Company may otherwise have.  This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder.  The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

(b)           Indemnification by the Selling Stockholder.  In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers, each underwriter (if any) and each Person who controls the Company or any such underwriter (within the meaning of the Securities Act or the Exchange Act) from and against any Losses arising out of or based upon (i) any untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or (ii) any omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or preliminary Prospectus, in light of the circumstances under which they were made) not misleading, in each case, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Selling Stockholder to the Company specifically for use in connection with the preparation of such Registration Statement, Prospectus or supplement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Shares to the Person asserting the claim.  In no event shall the liability of a Selling Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Stockholder under the sale of Registrable Shares giving rise to such indemnification obligation less any amounts paid by such Selling Stockholder pursuant to Section 2.4(d).

(c)           Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (C) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (D) in the reasonable judgment of any such Person entitled to indemnification hereunder (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person entitled to indemnification hereunder notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person).  No indemnifying party shall consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Person entitled to indemnification hereunder of an unconditional release from all liability in respect to such claim or litigation without the prior written consent of such Person.  If such defense is not assumed by the Person entitled to indemnification hereunder, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld.  It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 2.4(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) a Person entitled to indemnification hereunder has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to a Person entitled to indemnification hereunder) between such Person entitled to indemnification hereunder and any other Persons entitled to indemnification hereunder, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d)           Contribution.  If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 2.4 is unavailable to a Person entitled to indemnification hereunder (other than as a result of exceptions contained in paragraphs (a) and (b) of this Section 2.4) or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the Person entitled to indemnification hereunder as a result of such Loss (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Person or Persons entitled to indemnification hereunder on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations.  In connection with any Registration Statement filed with the Commission by the Company, the relative fault of the indemnifying party on the one hand and the Person or Persons entitled to indemnification hereunder on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the Person or Persons entitled to indemnification hereunder and such parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.4(d).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The amount paid or payable by a Person entitled to indemnification hereunder as a result of the Losses referred to in Section 2.4(a) and Section 2.4(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.4(d), in connection with any Registration Statement filed by the Company, a Participating Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by such Holder under the sale of Registrable Shares giving rise to such contribution obligation less any amounts paid by such Holder pursuant to Section 2.4(b).  If indemnification is available under this Section 2.4, the indemnifying parties shall indemnify each Person entitled to indemnification hereunder to the full extent provided in Section 2.4(a) and Section 2.4(b) hereof without regard to the provisions of this Section 2.4(d).  The remedies provided for in this Section 2.4 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Person entitled to indemnification hereunder at law or in equity.

(e)           The rights and obligations of the Company and the Selling Stockholders under this Section 2.4 shall survive the termination of this Agreement.

2.5           Allocation of Expenses.

(a)           The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Selling Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the Selling Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration.

(b)           The fees, costs and expenses of registration to be borne as provided in Section 2.5(a) shall include, without limitation, all expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all Commission and stock exchange registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of counsel for the underwriters, if any, or for the selling Holders, in connection with blue sky qualifications of the Registrable Shares), printing expenses (including expenses of printing certificates for Registrable Shares and Prospectuses), messenger, telephone and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or national market system on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit and “cold comfort” letters required by or incident to such performance and compliance), the fees and disbursements customarily paid by issuers or sellers of securities (including, without limitation, expenses of the Company relating to “road shows” and other marketing activities), the reasonable fees of one counsel retained in connection with each such registration by the Holders of a majority of the Registrable Shares being registered (such counsel fees not to exceed $150,000 per registration), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other Persons retained by the Company (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Shares by such Holders) (collectively, “Registration Expenses”).

2.6           Other Matters with Respect to Underwritten Offerings.  In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (i) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering, (ii) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement and (iii) use its best efforts to cause its independent public accounting firm to issue customary “cold comfort letters” to the underwriters with respect to the Registration Statement.

2.7           Information by Holder.  Each holder of Registrable Shares included in any registration shall (i) furnish to the Company such information regarding such holder and the distribution proposed by such holder and (ii) execute such documents as are customarily executed by selling stockholders in similar transactions, in each case as the Company may reasonably request in writing.

2.8           “Lock-Up” Agreement; Confidentiality of Notices.

(a)           If any registration of Registrable Shares shall be in connection with an underwritten public offering, the Holders agree not to effect any public sale or distribution (except in connection with such public offering), of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), during the 90-day period (or such lesser period as the managing underwriter or underwriters may permit) beginning on the effective date of such registration, if, and to the extent, the managing underwriter of any such offering determines such action is necessary or desirable with respect to such offering, provided that each Holder has received the written notice required by this Agreement.

(b)           If any registration of Registrable Shares shall be in connection with any underwritten public offering, the Company agrees not to effect any public sale or distribution

(except in connection with such public offering) of any of its equity securities or of any security convertible into or exchangeable or exercisable for any of its equity securities (in each case other than as part of such underwritten public offering) during the 90-day period (or such lesser period as the managing underwriter or underwriters may permit) beginning on the effective date of such registration, and the Company also agrees to use its best efforts to cause each member of the board of directors and each executive officer of the Company who holds any equity security, or any security convertible into or exchangeable or exercisable for any equity security, of the Company to so agree.

(c)           Any Holder receiving any written notice from the Company regarding the Company’s plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

2.9           Rule 144 Requirements.  The Company agrees to:

(a)           make and keep current public information about the Company available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)           use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)           furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.

2.10         Termination.  All of the Company’s obligations to register Registrable Shares shall terminate (i) with respect to the Original Holders upon the earliest of (a) November 3, 2009 and (b) the date on which no Holder holds any Registrable Shares or (c) upon a Company Sale, and (ii) with respect to the GS Entities and their Permitted Transferees, upon the earliest of (a) the date on which no GS Entities or Permitted Transferee holds any Registrable Shares or (b) upon a Company Sale; provided, however, that in the event of a Company Sale, to the extent requested by any Holder, the Company shall use reasonable best efforts to cause to be provided to such Holder registration rights substantially similar to those granted to such Holder pursuant to this Agreement with respect to the surviving or resulting corporation or, if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation.

2.11         Subsequent Registration Rights.  The Company agrees that it will not grant to any Person any right to require the Company to register securities under the Securities Act, or to participate as a selling stockholder in any such registration without the prior written consent of (i) Holders whose Registrable Shares represent at least 10 percent, in the aggregate, of the voting power of all shares of Common Stock then outstanding and (ii) Holders holding Registrable Shares representing at least 50 percent of the voting power of all Registrable Shares then held by Holders.

2.12         Restrictions on Transfer.  Notwithstanding any other provision of this Agreement, the GS Entities are subject to the restrictions on transfer with respect to Purchased Securities (as defined in the Investment Agreement) set forth in Section 6.07 of the Investment Agreement.

3.             Transfers of Rights.

Upon notice to the Company, a Holder may transfer Registrable Shares voluntarily or by operation of law at any time prior to the receipt of written notice of a proposed registration pursuant to Section 2.1(b), and the transferee of such Registrable Shares shall have no rights or obligations pursuant to this Agreement.  Notwithstanding the foregoing, a Holder may not transfer Registrable Shares voluntarily or by operation of law at any time during the period commencing on the date of receipt of written notice of a proposed registration pursuant to Section 2.1(b) through the earlier of the date of (i) expiration of the lock-up agreement referred to in Section 2.8 relating to such registration or (ii) receipt of written notice from the Company of the withdrawal by the Initiating Holders of their request for such registration, unless any person or entity to which Registrable Shares are to be transferred agrees in writing to be bound by the obligations under Section 2.7 to the same extent as if such transferee were a Holder hereunder.  Each of the GS Entities may assign its rights and obligations hereunder (in whole or in part) to any Person to which such GS Entity transfers its ownership of at least 1,000,000 Registrable Shares (collectively, “Permitted Transferees”) (and any Permitted Transferee may transfer such rights and obligations to any subsequent Permitted Transferee).  Any such assignment shall be effective upon receipt by the Company of (x) written notice from the transferring GS Entity stating the name and address of any Permitted Transferee and identifying the number of shares of Registrable Shares with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and (y) a written agreement from such Permitted Transferee to be bound by the applicable terms of this Agreement.

4.             General.

4.1           Goldman Transactions.  Notwithstanding anything to the contrary set forth in this Agreement, none of the provisions of this Agreement shall (i) in any way limit Goldman, Sachs & Co. (“Goldman”) or any of its Affiliates (other than the GS Entities) from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business or (ii) apply to Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock acquired by Goldman or any of its Affiliates (other than the GS Entities).

4.2           Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

4.3           Specific Performance.  In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Holder shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

4.4           Governing Law.  This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York.

4.5           Notices.  All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company, at The First Marblehead Corporation, The Prudential Tower, 800 Boylston Street, 34th Floor, Boston, MA  02199, Attention: General Counsel, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA  02109, Attention: Susan W. Murley, Esq.; or

If to a Holder, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Holder to the other parties hereto.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.  Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 4.5.

4.6           Complete Agreement.  This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

4.7           Amendments, Termination and Waivers.  This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and (i) Holders holding Registrable Shares representing at least 50 percent of the voting power of all Registrable Shares then held by all Holders and (ii) Original Holders holding Registrable Shares representing at least 50 percent of the voting power of all Registrable Shares then held by Original Holders; provided, that this Agreement shall not be amended without the prior written consent of the GS Entities for so long as the GS Entities hold any Registrable Shares.  Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Holder without the written consent of such Holder unless such amendment, termination or waiver applies to all Holders in the same fashion.  The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver.  Any amendment, termination or waiver effected in accordance with this Section 4.7 shall be binding on all parties hereto, even if they do not execute such consent.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

4.8           Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

4.9           Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  This Agreement may be executed by facsimile signatures.

4.10         Section Headings and References.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.  Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Peter B. Tarr
	Name:	Peter B. Tarr
	Title:	Chairman and General Counsel

HOLDERS:

GS PARTHENON A, L.P.
By: GSCP VI Advisors, L.L.C.
its General Partner

By:	/s/ Stuart A. Katz
	Name:	Stuart A. Katz
	Title:	Managing Director

GS PARTHENON B, L.P.
By: GSCP VI Advisors, L.L.C.
its General Partner

By:	/s/ Stuart A. Katz
	Name:	Stuart A. Katz
	Title:	Managing Director

THE ALEXANDER 2003 INVESTMENT TRUST

By:	/s/ Michael Goldberg, Trustee

THE ROXBURY MANAGEMENT COMPANY, LLC

By:	/s/ Stephen E. Anbinder

/s/ Leslie L. Alexander
Leslie L. Alexander

/s/ Stephen E. Anbinder
Stephen E. Anbinder

/s/ William R. Berkley
William R. Berkley

/s/ Dort A. Cameron
Dort A. Cameron III

Exhibit A

LIST OF HOLDERS

Name and Address

GS Parthenon A, L.P.
85 Broad Street

New York, New York 10004

GS Parthenon B, L.P.
85 Broad Street

New York, New York 10004

The Alexander 2003 Investment Trust
1200 N.  Federal Highway, Suite 307
Boca Raton, FL  33437

Interlaken Investment Partners, L.P.
475 Steamboat Road
Greenwich, CT  06830

The Roxbury Management Company, LLC
c/o The First Marblehead Corporation
230 Park Avenue, 10th Floor
New York, NY  10169

The Daniel M. Meyers 2003 Qualified Annuity Trust
c/o The First Marblehead Corporation
800 Boylston Street, 34th Floor
Boston, MA  02199

Ralph M. James and Janice A.  James Family Irrevocable Trust
c/o The First Marblehead Corporation
800 Boylston Street, 34th Floor
Boston, MA  02199

Leslie L. Alexander
1200 N. Federal Highway, Suite 307
Boca Raton, FL  33437

Stephen E. Anbinder
c/o The First Marblehead Corporation
230 Park Avenue, 10th Floor
New York, NY  10169

William R. Berkley
c/o Interlaken Investment Partners, L.P.
475 Steamboat Road
Greenwich, CT  06830

Dort A.  Cameron III
c/o The Airlie Group
115 East Putnam Avenue
Greenwich, CT  06830-5643

Ralph M.  James
c/o The First Marblehead Corporation
800 Boylston Street, 34th Floor
Boston, MA  02199

Daniel Maxwell Meyers
c/o The First Marblehead Corporation
800 Boylston Street, 34th Floor
Boston, MA  02199

John C. Niles
c/o The First Marblehead Corporation
800 Boylston Street, 34th Floor
Boston, MA  02199